VIA EDGAR

December 18, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust
File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated December 7, 2012, to the Prospectuses dated October 30, 2012 for several of the Funds of the Trust (the “Funds”). The purpose of the filing is to submit the 497(e) filing dated December 7, 2012 (SEC Accession No. 0001104659-12-082679) in XBRL for the Funds.

If you have any questions about this matter please contact the undersigned at 513-362-8144.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

Jill McGruder

President